UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) October 7, 2005


                                BIONUTRICS, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Nevada                     0-22011                  86-0760991
--------------------------------------------------------------------------------
      (State or other       (Commission File Number)         (IRS Employer
      jurisdiction of                                     Identification No.)
      incorporation)


   2415 East Camelback Rd., Suite 700, Phoenix, AZ               85016
--------------------------------------------------------------------------------
       (Address of principal executive offices)               (Zip Code)

        Registrant's telephone number, including area code (602) 508-0115


--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

This Amendment No. 1 to the Form 8K, dated October 7, 2005 and filed with the Securities and Exchange Commission (the "Commission") on October 7, 2005 (the "Original Filing") is being amended solely for the purpose of filing the exhibits listed in the Original Filing.

Item 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(a)    Not applicable.

(b)    Not applicable.

(c)    Exhibits

       10.1 Placement Agency Agreement, dated as of October 3, 2005, by and between Bionutrics, Inc. and Indigo Securities LLC

       10.2   Form of Subscription Agreement for the Bridge Financing

       10.3   Form of 9% Convertible Bridge Notes

       10.4   Form of Registration Rights Agreement

       10.5   Form of Bridge Warrants

       10.6 Amendment No. 3 to Technology License Agreement, dated as of March 16, 2005, as amended June 30, 2005, August 25, 2005 and October 3, 2005, by and between Bionutrics, Inc. and Nostrum Pharmaceuticals, Inc.

                                    SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


      Dated:      October 7, 2005

                                        BIONUTRICS, INC.

                                        By:     /s/ Ronald H. Lane
                                               ----------------------------
                                        Name:  Ronald H. Lane, PhD.
                                        Title: President